September 30, 2012

Summary

Prospectus

Legg Mason Esemplia

Emerging Markets

Long-Short Fund

Class : Ticker Symbol

A	: SMKAX
B	: SBKBX
C	: SBKCX
FI	: —
R	: —
R1	: —
I	: SBEYX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated September 30, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated September 30, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Effective October 1, 2012, the fund seeks to provide long-term total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 24 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 65 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B shares and Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Management fees	0.85	0.85	0.85	0.85	0.85	0.85	0.85
Distribution and service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None
Other expenses[2]	2.02	2.95	2.04	1.96[3]	1.96[3]	1.96[3]	1.86
Acquired fund fees and expenses (fees and expenses of underlying funds)[4]	0.03	0.03	0.03	0.03	0.03	0.03	0.03
Total annual fund operating expenses[5]	3.15	4.83	3.92	3.09	3.34	3.84	2.74
Fees waived and/or expenses reimbursed[6]	(1.12)	(2.05)	(1.14)	(1.06)	(1.06)	(1.06)	(1.36)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	2.03	2.78	2.78	2.03	2.28	2.78	1.38

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class A, Class B, Class C, Class FI, Class R, Class R1 and Class I shares have been restated to reflect current fees.
[3]	“Other expenses” for Class FI, Class R and Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[4]	Acquired fund fees and expenses are estimated for the current fiscal year. Actual expenses may differ from estimates.
[5]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Prospectus and in the fund’s shareholder reports, because the ratios in the financial highlights tables reflect the fund’s historical operating expenses and do not include acquired fund fees and expenses.

[6]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including prime broker fees), taxes, extraordinary expenses, dividend expenses, fees for management of collateral and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares, 2.00% for Class FI shares, 2.25% for Class R shares, 2.75% for Class R1 shares and 1.35% for Class I shares. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same.
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	769	1,392	2,038	3,760
Class B (with redemption at end of period)	781	1,570	2,363	4,422
Class B (without redemption at end of period)	281	1,270	2,263	4,422
Class C (with redemption at end of period)	381	1,091	1,919	4,068
Class C (without redemption at end of period)	281	1,091	1,919	4,068
Class FI (with or without redemption at end of period)	206	854	1,528	3,328
Class R (with or without redemption at end of period)	231	929	1,650	3,560
Class R1 (with or without redemption at end of period)	281	1,075	1,888	4,003
Class I (with or without redemption at end of period)	140	721	1,328	2,970

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal investment strategies

Prior to October 1, 2012, the fund followed a different investment objective and investment strategies under the name Legg Mason Esemplia Emerging Markets Equity Fund.

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities and related instruments issued by, or tied economically to, companies in emerging markets.

The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index or are believed by the subadviser to have similar characteristics to emerging market nations. The fund considers an equity security or related instrument to be issued by a company in an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer has a class of securities listed in an emerging market country; (2) the issuer is organized under the laws of, or has a principal office in, an emerging market country; (3) the issuer derives at least 50% of its revenue from goods produced, sales made or services provided in one or more emerging market countries; or (4) the issuer maintains 50% or more of its assets in one or more emerging market countries. The fund considers a security or related instrument to be tied economically to an emerging market if its value is based on an emerging market equity security(ies).

Generally, the fund invests in a number of different countries. Under normal circumstances, the fund invests in companies in at least eight markets and does not invest more than 25% of its assets in any one country. The fund invests across a range of industries. The fund may invest in securities of issuers of any market capitalization and in securities denominated in either U.S. dollars or foreign currencies.

The fund pursues its investment objective by taking both long and short positions, primarily through equity securities (including exchange-traded funds (“ETFs”)) and equity-linked notes and the use of swap agreements, options, futures and other derivative instruments, and may invest in such instruments without limitation (subject to the fund’s 80% investment policy). The subadviser may use derivative transactions or engage in short sales of equity securities to vary the fund’s market exposure.

A long position arises where the fund holds a security in its portfolio or maintains a position through a derivative instrument that provides economic exposure similar to direct ownership of the security. The fund will have a short position where it sells a security it does not own by delivery of a borrowed security or has entered into a derivative instrument that provides economic exposure similar to a short sale of the security.

Although the fund intends to maintain an overall long position in its portfolio investments, the fund generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. In addition, at times the fund’s short positions may hedge against all or most of its investment exposure to emerging market securities.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and interest rate risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, legislation recently enacted in the United States is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security or other instrument can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security or instrument. Historically, the prices of investments in small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve greater risk than investments in securities of U.S. issuers. The value of the fund’s securities may decline because of factors affecting foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets. Currency fluctuations could erase investment gains or add to investment losses.

The risks of investments tied to foreign securities are heightened when investing in issuers in emerging market countries. Emerging markets securities are often particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in fund losses to the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund may incur additional costs related to derivatives, such as transaction costs and custody expenses, which can adversely affect the fund’s performance. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Hedging risk. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund’s hedging transactions will be effective.

Short sales risk. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will realize a loss, which may be substantial. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The fund may incur additional costs related to short selling, which can adversely affect the fund’s performance.

Credit risk. If an issuer or guarantor of a security or other instrument held by the fund or a counterparty to a financial contract (including a short sale or swap) with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security or other instrument declines, the value of your investment will typically decline.

Portfolio turnover risk. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from fund performance.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments tied to small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of investments in small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Investments in small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio manager believes appropriate and may offer greater potential for losses.

Liquidity risk. Some assets held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Portfolio selection risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness, value or market trends affecting a particular security or other instrument, industry or sector or about market movements is incorrect.

Regulatory risk. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that could subject the manager of the fund to registration with the CFTC as a commodity pool operator (“CPO”) if the fund is unable to comply with certain trading and marketing limitations. Compliance with these additional registration and regulatory requirements would increase fund expenses. In the event that the manager is required to register as a CPO, the fund’s disclosure and operations would need to comply with all applicable CFTC regulations. The fund and the manager are continuing to analyze the effect of these rules changes on the fund. In addition, the Securities and Exchange Commission (the “SEC”) or the CFTC could at any time alter the current regulatory requirements governing the use of derivatives by mutual funds.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail later in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund also compares its performance to a composite benchmark of 50% MSCI Emerging Markets Index and 50% Citigroup 90-Day T-Bill Index (an unmanaged index representing monthly return equivalents of yield averages of the last three 3-month Treasury Bill issues). The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 43.81 Worst quarter (12/31/2008): (30.58) The year-to-date return as of the most recent calendar quarter, which ended 06/30/2012, was 4.50

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	Since inception	Inception date
Class A1
Return before taxes	(32.20)	(2.55)	6.04	01/05/2005
Return after taxes on distributions	(32.62)	(3.28)	5.01
Return after taxes on distributions and sale of fund shares	(20.93)	(2.42)	4.78
Other Classes (Return before taxes only)
Class B1	(32.21)	(2.47)	4.22	08/11/2005
Class C1	(29.33)	(2.27)	4.16	09/07/2005
Class I1	(27.66)	(0.60)	7.70	01/03/2005
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(18.42)	2.40
Composite Benchmark (reflects no deductions for fees, expenses or taxes)	(8.97)	3.01

[1]

For Class A shares, Class B shares, Class C shares and Class I shares, each for the period from the class’ commencement of operations to December 31, 2011, the average annual total return of the MSCI Emerging Markets Index was 10.88%, 8.63%, 8.57% and 10.37%, respectively, and the average annual total return of the composite benchmark was 7.38%, 6.31%, 6.27% and 7.12%, respectively.

Prior to October 1, 2012, the fund followed a different investment objective and investment strategies under the name Legg Mason Esemplia Emerging Markets Equity Fund.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”)

Portfolio manager: Aquico Wen, CFA. Mr. Wen (leader of the investment team at Esemplia) has managed the fund since its inception in January 2005.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class R	Class R1[2]	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	None/None	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

[1]	Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

FD03061SP 09/12